Exhibit 10.5

SECOND AMENDMENT TO INVESTOR RIGHTS AGREEMENT

This SECOND AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated as of May 31, 2022 (the “Effective Date”), is made by and among Tailwind Two Acquisition Corp. (the “Company”), Terran Orbital Corporation, and the investors party thereto party to that certain Investor Rights Agreement dated as of October 28, 2021 (as amended by that certain First Amendment, dated as of March 25, 2022, and as further amended, modified, restated, amended and restated, or supplemented from time to time, the “Investor Rights Agreement”), by and among the Company, Terran Orbital Corporation, and the investors party thereto. Capitalized terms used and not defined herein shall have the meaning set forth in the Investor Rights Agreement.

WHEREAS, pursuant to Section 4.7 of the Investor Rights Agreement, the parties hereto have the right to enter into this Amendment and amend the Investor Rights Agreement as provided herein; and

WHEREAS, the parties hereto desire to amend the Investor Rights Agreement upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.1
Amendment to the Investor Rights Agreement.
A.
The definition of “Permitted Transferee” in Section 2.1.2 of the Investor Rights Agreement is hereby amended and restated to read as follows:

““Permitted Transferee” means any Affiliate, partner, member or shareholder of an Investor.”

1.2
No Other Amendments. Except for the amendments expressly set forth in this Amendment, the Investor Rights Agreement shall remain unchanged and in full force and effect.
1.3
Governing Law. This Amendment shall be governed by and construed in accordance with the applicable terms of the Investor Rights Agreement, which are hereby incorporated by reference and shall apply mutatis mutandis as if set forth herein.
1.4
Rules of Construction. The parties acknowledge that each party has read and negotiated the language used in this Amendment. The parties agree that, because all parties participated in negotiating and drafting this Amendment, no rule of construction shall apply to this Amendment which construes ambiguous language in favor of or against any party by reason of that party’s role in drafting this Amendment. All references in the Investor Rights Agreement to “this Agreement”, “hereof”, “hereby” and words of similar import shall refer to the Investor Rights Agreement as amended hereby.

1.5
Counterparts. This Amendment may be signed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first above written.

Terran Orbital Corporation
By: /s/ Marc Bell Name: Marc Bell Title: President and Chief Executive Officer

[Signature Page to the Second Amendment Investor Rights Agreement]

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MARC BELL
/s/ Marc Bell

[Signature Page to the Second Amendment Investor Rights Agreement]

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ANTHONY PREVITE
/s/ Anthony Previte

[Signature Page to the Second Amendment Investor Rights Agreement]

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BP PARTY:	BPC LENDING II, LLC
By: /s/ Allan Schweitzer Name: Allan Schweitzer Title: Portfolio Manager

BEACH POINT SCF XI LP

BEACH POINT SCF IV LLC

BEACH POINT SCF MULTI-PORT LP

BPC OPPORTUNITIES FUND III LP

BEACH POINT SELECT FUND LP

BEACH POINT SECURITIZED CREDIT

FUND LP

BEACH POINT TX SCF LP

By: Beach Point Capital Management LP

its Investment Manager

By: /s/ Allan Schweitzer Name: Allan Schweitzer Title: Portfolio Manager

[Signature Page to the Second Amendment Investor Rights Agreement]

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